UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2023

EQUINIX, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40205	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lagoon Drive
Redwood City, California		94065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 598-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027	N/A	The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

Equinix, Inc. (“Equinix”) has elected Thomas Olinger as an independent director to its Board of Directors (the “Board”), effective January 18, 2023. With the election of Mr. Olinger, Equinix’s Board now consists of 12 members.

Mr. Olinger will serve as a member of the Board’s Audit, Finance, and Real Estate Committees.

The election of Mr. Olinger was not pursuant to any arrangement or understanding between Mr. Olinger and any third party. As of the date of this report, Mr. Olinger is not a party, either directly or indirectly, to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

As member of Equinix’s Board, Mr. Olinger will receive Equinix’s standard compensation for non-employee directors.

Departure of Director

On January 16, 2023, Irving Lyons, a member of Equinix’s Board since 2007, notified the Board that he would not stand for reelection as a director of Equinix. Mr. Lyons’s decision not to stand for reelection was not due to any disagreement with Equinix on any matter relating to Equinix’s operations, policies, or practices. Mr. Lyons’s term will end after Equinix’s 2023 annual meeting of stockholders to be held in May 2023.

Item 8.01.	Other Events.

On January 20, 2023, Equinix issued a press release announcing the election of Mr. Olinger to the Board and Mr. Lyons’s decision not to stand for reelection to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Equinix, Inc. dated January 20, 2023.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

Date:	January 20, 2023	By:	/s/ Keith D, Taylor
Keith D. Taylor
Chief Financial Officer